Exhibit 99.3

THOR-809: An IL-2 Engineered From an Expanded Genetic Alphabet for the Potential Treatment of Autoimmune Disorders

Marcos E. Milla; Carolina E. Caffaro; Lina Ma; Ingrid B. Joseph; David B. Chen; Taylor Ismaili; Kristine M. San Jose; Yelena Pavlova; Namit Singh; Lilia K. Koriazova; Hans R. Aerni; Michael J. Pena; Jerod L. Ptacin

INTRODUCTION

- CD4+ regulatory T cells (Tregs) play a crucial role in maintaining immune homeostasis. Treg dysfunction is associated with multi-organ autoimmune (AI) and inflammatory-related diseases[1]. At high doses, recombinant interleukin-2 is approved to treat melanoma and renal cell carcinoma. At low doses, IL-2 selectively induces proliferation of Tregs through activation of the high-affinity alpha-beta-gamma IL-2 receptor (IL-2R$\alpha\beta\gamma$), resulting in immune suppression, without activating the medium-affinity beta-gamma IL-2 receptor (IL-2R$\beta\gamma$) expressed on CD8+ T effector cells (Teffs) and natural killer (NK) cells. Therapeutic benefit of low dose IL-2 has been demonstrated in chronic graft-versus-host disease and HCV-induced vasculitis[2,3]. Treg-mediated downmodulation by IL-2 of the immune effector function that prevents antigen recall may reset immune tolerance in select AI disorders.
- We applied our expanded genetic alphabet platform using a novel, fully-synthetic DNA base pair, to create optimized biologics with enhanced pharmacological properties. Using this platform, we developed a site-specific, covalently bound mono-pegylated IL-2 that selectively expands peripheral Tregs in mice and non-human primates (NHP).
- THOR-809 was identified as an IL-2 variant that maximized proliferation of peripheral Tregs, with an optimal PK/PD profile and a strong preference for Treg proliferation relative to Teffs (no expansion) and NK cells (minimal expansion). These properties correlated with extended half-life and sustained exposure. In NHPs, subcutaneous dosing of THOR-809 demonstrated dose-dependent proliferation of peripheral Tregs with no detectable proliferation of Teffs or NK cells up to 0.2 mg/kg.
- The size of the PEG bioconjugate on THOR-809 modestly affects potency yet significantly modulates exposure and the level of Treg expansion in cynomolgus monkey.
- Our results support continued investigation of THOR-809 as a therapeutic for AI disorders.

Synthorx Expanded Genetic Code Platform: A Synthetic DNA Base Pair Encodes Novel Amino Acids to Create Optimized Biologics

X-Y Base Pair Creates New Codons That Specifically Encode Novel Amino Acid Chemistry Into Proteins



A
T
X
Y
G
C

Site-Specific Bioconjugation

- Novel amino acid installation creates a dedicated, specific and stable chemical attachment site
- Designed to bioconjugate moieties for improved properties: e.g. PEG

Specificity

- Improved target selectivity through altered receptor binding

Polymer-Conjugates

- Increased half-life
- Epitope shielding through covalent and stable PEG attachment via bio-orthogonal chemistry

Engineered Cells Install a Novel Amino Acid Utilizing X-Y to Produce Therapeutic Proteins with Optimized Properties

Production System for Synthorins in *E. coli*



X and YTPs enter via transporter
dXTP dYTP
Novel Amino Acid enters cells; used by aminoacyl tRNA synthetase to charge X-Y tRNAs
UAA
X-Y containing plasmids encode product with X-Y codon and matching X-Y tRNA gene
Y
X
Replication
transcription
tRNA
tRNA synthetase
translation
ribosome
mRNA
mRNA with X-Y codon matches with tRNA displaying anticodon
assembled protein

Translation machinery decodes X-Y codons to introduce UAA into Synthorin proteins

INTRODUCTION

Dual Pharmacology of IL-2 is Mediated by ∝βγ and βγ Receptor Sub-Types


Receptor Type
Immune Cells Activated
Immune Response
∝ β γ
High affinity
(K_d ~ 10^{-11}M)
Treg
CD4+
Suppression
Treg up-regulation →
Tcon Suppression
Primarily Treg
IL-2
β γ
Intermediate affinity
(K_d ~ 10^{-9}M)
Tcon
Stimulation
Proliferation of Tcon
reactive to Auto-antigens
Broadly expressed
CD4 Th, CD8+ T, and NK cells

THOR-809 is Designed to Activate Tregs Without Stimulating Conventional T cells (Tcons)

THOR-809's Key Differentiation

1. **IL-2 receptor ∝βγ complex bias** – Site-specific PEG tunes IL-2 pharmacology for preferential Treg activation and expansion over Tcon
2. **Ease of use** – pegylation allows for Q2W dosing or less frequent
3. **Low risk for ADAs** – Sites targeted for pegylation have low risk of MHC-II binding and presentation. Covalent, stable PEG shields new amino acid

Properties of PEG-IL-2 Synthorin for AI

Stable PEG covalently attached to the novel amino acid installed where affinity at the βγ chain of the IL-2 receptor is reduced- **potency at the IL-2 receptor requires the ∝ chain**


IL-2 R∝
IL-2
IL-2 Rβ
IL-2 Rγ
IL-2 R∝
THOR-809
PEG
IL-2 Rβ
IL-2 Rγ

RESULTS Screening in Mice Identified Multiple IL-2 Synthorins With Differentiated Ex Vivo Pharmacology " Analysis of pSTAT5 activation in freshly isolated human PBMCs identified Synthorins with diverse potency profiles " Multiple Synthorins covering a broad Treg potency range and CD8/Treg ratios were selected for mouse PK/PD profiling 1000 THOR-designed N88R novel constructs 50 800 EC V91K THOR-designed 600 constructs based on THOR-809 IL-2 sites targeted on 400 select benchmark CD8/Treg compounds 200 IL-2 N88R/D109 0 N88 10 100 1000 10000 100000 1000000 EC50 at Tregs (pg/mL) Key Findings The pSTAT5 signal reports on receptor engagement and activation. We observed loose coupling between pSTAT5 and readouts of cell proliferation, including Ki67 and Treg counts. As a result, compound profiling for Treg expansion and activation in vivo (mouse) was required to select candidates with the best pharmacological properties. Functional Screen For Treg Expansion in Mice Identified THOR-809 Maximum Fold Increase in Treg % in Total Blood Cells A single subcutaneous dose (~0.9 mg/kg) of the indicated Synthorin variant was administered to C57/Bl6 mice. Flow cytometry was used to quantitate Treg (CD4+ CD25+ FoxP3+) expansion in peripheral blood. % 30 Treg of Singlets 20 Change in 10 mutein 809 Fold - Gylated V91K Fc -mutein THOR Max PEN88R 0 Vehicle A B C D E F G H I J K THOR-809 Synthorin Construct THOR-809 Robustly Expands Tregs in Mice Comparison of THOR-809 and a PEGylated IL-2 N88R mutein construct for Treg expansion in peripheral blood using flow cytometry. Vehicle THOR-809 0.9 mg/kg PEG N88R mutein 0.3 mg/kg Treg % in Total Blood Cells CD8+ T Cell % in Total Blood Cells 7 7 6 6 5 Singlets 5 in Singlets 4 4 in % % 3 Cell 3 2 T 2 Treg 1 CD8+ 1 0 0 0 1 2 3 4 5 6 7 8 Pre- 1 2 3 4 5 6 7 8 (2 h) Day dose Day

RESULTS THOR-809 Induces Treg Activation and Biomarkers of Suppressive Function in Mice Comparison of THOR-809 and a PEGylated IL-2 N88R mutein construct for Treg induction of biomarkers that correlate with suppressive function. Vehicle THOR-809 0.9 mg/kg PEG N88R mutein 0.3 mg/kg CD25 FoxP3 30,000 60,000 20,000 40,000 (MFI) Intensity 10,000 20,000 0 0 Pre- 0 1 2 3 4 5 6 7 8 Pre- 0 1 2 3 4 5 6 7 8 dose (2 h) Day dose(2 h) Day Helios ICOS Fluorescence 20,000 15,000 Mean 15,000 10,000 Treg 10,000 5,000 5,000 0 0 Pre- 0 1 2 3 4 5 6 7 8 Pre- 0 1 2 3 4 5 6 7 8 dose (2 h) Day dose (2 h) Day Pharmacokinetics of THOR-809 in NHP THOR-809 Pharmacokinetic Parameters in Non-human Primates Single subcutaneous dose of THOR-809 administered at t=0 THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg 10000 Test Article Mean (ng/mL) Dose Unit Parameter value 1000 h t 17.2 1/2 THOR-809 809 h*ng/mL AUC last 18,349 - 0.12 mg/kg 100 ng/mL Cmax 361 THOR h t1/2 18.0 10 THOR-809 h*ng/mL AUC last 71,940 0.67 mg/kg ng/mL Cmax 1,358 Plasma 0 0 24 48 72 96 120 144 168 192 Hours Post-dose THOR-809 Induces Treg Expansion in NHP THOR-809 induced large-scale expansion of peripheral Tregs in blood Treg Percentage in Total Blood Cells Pre-dose Vehicle THOR-809 0.67 mg/kg 25 THOR-809 0.2 mg/kg THOR-809 0.07 mg/kg BUV395 Singlets 20 15 A::CD25 7 days post-dose in - % 387 - 10 371 Treg - CD4 5 Comp 0 Como-561-582-A :: FOXP3 PE D-1 Pre 24 36 72 120 168 192 240 312 360 528 Flow cytometry plot showing Treg population (CD25+ Hours Post-dose FoxP3+) in CD4+ cells pre-and post-dose

RESULTS THOR-809 Does Not Expand CD8+ T or NK Cells in NHP Minimal changes in peripheral CD8+ T cells and NK cells in blood post-dose Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg Fold Change in CD8+ T Cell % Fold Change NK Cell % in 10 in Total Blood Cells 10 Total Blood Cells Change 8 Change 8 Fold 6 Fold 6 Singlets 4 4 Singlets in 2 2 in CD8+% 0 NK% 0 D-1 Pre 24 36 72 120 168 192 240 312 360 528 D-1 Pre 24 36 72 120 168 192 240 312 360 528 Hours Post-dose Hours Post-dose Plots normalized to pre-dose percentage of each cell type. THOR-809 Induces Treg Biomarkers of Activation and Proliferation in NHP Quantitation of induction of biomarkers in peripheral blood Tregs using flow cytometry (pSTAT5, Ki-67, CD25) Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg pSTAT5 Ki-67 100 100 80 80 - 67+ 60 60 PSTAT5+ Ki 40 Treg 40 Cells % 2% 2 0D-1 Pre 2 8 24 36 72 120 168 192 240 312 360 528 0D-1 Pre 2 8 24 36 72 120168192240312360528 Hours Post-dose Hours Post-dose 5000 CD25 4000 MFI CD25 3000 2000 Treg 1000 0 D-1 Pre 2 8 24 36 72 120168192240 528312360 Hours Post-dose THOR-809 Induces Treg Biomarkers of Differentiation and Suppressive Function in NHP Quantitation of induction of biomarkers that correlate with Treg suppressive function in peripheral blood Tregs using flow cytometry. FoxP3 and Helios are Treg transcription factors that control gene programs for Treg differentiation and suppressive activity. Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg FoxP3 Helios 10000 2500 8000 2000 MFI 6000MFI FoxP3 Helios 1500 4000 Treg 2000 Treg 1000 500 0 D-1Pre 2 8 24 36 72 120168192240 528312360 D-1Pre 2 8 24 36 72 120168192240 528312360 Hours Post-dose Hours Post-dose

RESULTS PEG Length Modulates THOR-809 Exposure and Pharmacodynamics in NHP THOR-809 30 kDa 0.12 mg/kg EC 50 THOR-809 30 kDa THOR-809 50 kDa THOR-809 50 kDa 0.2 mg/kg EC50 pSTAT5 Activation in Tregs PK: Plasma Levels vs Time 8000 (Ex Vivo) (ng/mL) 10000 MFI 6000 1000 T5 4000 Plasma 100 pSTA in 800000 3.4X 600000 2000 809 10 400000 Treg - AUC/dose 200000 1 (h*kg*ng/mL/mg) 0 0 THOR 104 105 106 107 108 0 25 50 75 100 125 150 175 Dose (pg/mL) Time (h) Peripheral Treg Expansion at 25 EC Dose 50 20 Vehicle THOR-809 30 kDa Singlets 15 THOR-809 50 kDa in % 10 Treg 5 0 D-1 Pre 24 36 72 120 168 192 240 312 360 528 Time (h) Larger THOR-809 PEG Bioconjugate Increases Peripheral Treg Expansion at Equivalent Predicted Receptor Occupancy " THOR-809 precursor protein was conjugated to 30 kDa and 50 kDa linear mPEGs " THOR-809 with a 50 kDa PEG had a similar potency (~2-fold reduction in EC50) relative to THOR-809 with a 30 kDa PEG for pSTAT5 activation in Treg cells (top left panel) " A single subcutaneous dose of each compound was administered to cynomolgus monkeys, dose calculated for half-maximal IL-2 receptor occupancy (EC50) in Tregs at Cmax Analysis of compound levels vs time demonstrated that THOR-809 with a 50 kDa PEG had a much larger exposure relative to the 30 kDa PEG bioconjugate (3.4-fold dose-normalized increase in AUC; top right panel) THOR-809 with a 50 kDa PEG induced a larger and more persistent expansion of peripheral Treg cells relative to the 30 kDa PEG bioconjugate (bottom panel) " We conclude that peripheral Treg expansion in response to THOR-809 is exposure (AUC) driven CONCLUSIONS " Ex vivo screening for PEGylated identified IL-2 R biased IL-2 compounds Screening identified multiple Synthorin IL-2 constructs biased for IL-2R Identified compounds- broad range of Treg potency and Tcon:Treg ratios " Screening in mice identified THOR-809 as a specific/effective Treg activator " In mice, a single subcutaneous dose of THOR-809 induced: Sustained pSTAT5 signaling in Treg cells Specific expansion of Tregs, not Tcons Increase in markers of Treg differentiation and suppressive function Upregulation of FoxP3, CD25, Helios, and ICOS " In cynomolgus monkey, a single subcutaneous dose of THOR-809 induced: Dose-dependent expansion and activation of Tregs, but not Tcons Increased Treg biomarkers for differentiation and suppressive function " The size of the PEG bioconjugate modulates both the exposure and level of Treg expansion REFERENCES 1. Sakaguchi S, et al. Cell. 2008;133:77587. 2. Saadoun D, et al. N Engl J Med. 2011;365:206777. 3. Rosenzwajg M, et al. J Autoimmun. 2015;58,4858.